UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2005

Warwick Valley Telephone Company

(Exact name of registrant as specified in its charter)

0-11174 (Commission File No.)	14-1160510 (I.R.S. Employer Identification No.)

New York
(State or other jurisdiction of incorporation or organization)

47 Main Street
Warwick, New York 10990
(845) 986-8080
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On Tuesday, May 24, 2005, Warwick Valley Telephone Company (the “Company”) issued a press release through Market Wire which contains information regarding the release from escrow and receipt by the Company of a final payment relating to the previously reported sale of the Company’s interest in DataNet Communications Group, Inc. (also known as Hudson Valley Data Net). The Company’s press release is attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits

     99.1. Press release entitled “Warwick Valley Telephone Receives HVDN Sale Escrow Payment,” dated May 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY (Registrant)
Date: May 24, 2005	By:	/s/ Herbert Gareiss, Jr.
	Name:	Herbert Gareiss, Jr.
	Title:	President

Exhibit Index

Exhibit No.	Description
99.1	Press release entitled “Warwick Valley Telephone Receives HVDN Sale Escrow Payment,” dated May 24, 2005.